Rule 497(e)

File No. 333-283221

REX ETF Trust

(the “Trust”)

The Laddered T-Bill ETF

REX IncomeMax™ Option Strategy ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement To Each Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information

Dated October 22, 2026

The Board of Trustees (the “Board”) of REX ETF Trust (the “Trust”), based on the recommendation of REX Advisors, LLC (the “Adviser”), the investment adviser to the Funds, each a series of the Trust, has approved the closing and liquidation of the Funds, having determined that doing so is in the best interests of the Funds and their shareholders. Trading in the Funds’ shares will be halted effective as of the close of business on November 6, 2026, and each Fund will liquidate its assets after the close of business on November 13, 2026 (the “Liquidation Date”).

The Board approved a Plan of Liquidation and Termination for each Fund (the “Plans”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plans and in anticipation of each Fund’s liquidation, each Fund will be closed to new creation purchases effective as of the close of business on November 6, 2026, and will liquidate after the close of business on the Liquidation Date.

With respect to REX IncomeMax™ Option Strategy ETF, the Fund will cease to implement its investment strategy, including its options strategy, as of the close of trading on October 23, 2026, and thereafter the Fund’s holdings will consist of cash and cash equivalents until the Fund is liquidated. The Fund’s final regular weekly distribution will be paid on October 23, 2026, and there will be no further regular weekly distributions after that date. In light of the Fund’s transition to cash and cash equivalents, the Adviser has voluntarily agreed to waive its management fee for the Fund effective October 23, 2026, through the liquidation of the Fund. As a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended, the Fund may make one or more additional taxable distributions of investment income or net capital gains in connection with its liquidation, including amounts attributable to income earned or gains realized after October 23, 2026. Any such distributions may be paid at or around the time of the liquidating distribution. The Fund may also make distributions to reduce or avoid fund-level income or excise taxes.

Your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of your respective Fund as of the close of business on the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference